Exhibit 99.1

Amplify Snack Brands, Inc. Appoints Two New Executives to Support Strategic Growth Initiatives

Consumer Packaged Goods Industry Veterans with Successful Track Records of Growth

Greg Christenson Appointed as Executive Vice President and Chief Financial Officer

Craig Shiesley Appointed as Chief Operating Officer and President, North America

Austin, Texas – September 12, 2017 – Amplify Snack Brands, Inc. (“Amplify” or the “Company”) (NYSE:BETR), a leading marketer and manufacturer of branded better-for-you snack food products, today announced the appointments of two consumer packaged goods industry veterans with proven track records of growth. Greg Christenson joins Amplify as Executive Vice President and Chief Financial Officer and Craig Shiesley joins as Chief Operating Officer and President, North America, effective September 12, 2017. Mr. Christenson brings prior experience as a public company CFO and is a seasoned executive with extensive experience delivering growth and profitability, maximizing shareholder value and developing and executing on corporate strategy at leading growth oriented organizations including DanoneWave (formerly WhiteWave Foods), Oberto Brands, and Kraft Foods. Mr. Shiesley is a seasoned 25-year international consumer packaged goods executive with strong experience in marketing, innovation, general management and international expansion across several categories, and has been responsible for successfully leading operating teams to deliver against aggressive growth agendas on global brands at both DanoneWave and S.C. Johnson.

“We are very excited to welcome Greg and Craig to our team. Both bring an extensive depth of experience across high growth oriented international consumer products companies,” commented Tom Ennis, Amplify’s President and Chief Executive Officer. “Greg is a well regarded public company financial executive with significant leadership experience managing all financial and accounting functions, driving business performance. He will be a strong asset to our team and a fantastic business partner. Craig is a talented international CPG executive with a successful track record of transforming categories and creating large scale better-for-you brands across multiple sales channels and geographies, and we look forward to his strategic contributions as we build upon our growth potential globally. I am particularly excited about their experience at WhiteWave, where they grew a business that was at a similar stage in the development curve to Amplify. I am confident they will help us execute on our long-term plan of growing into a multi-billion dollar global better-for-you snack food company.”

As previously announced, in an effort to optimize Amplify’s new global organization, Brian Goldberg, Amplify’s Chief Financial Officer, will transition into the newly created role of Chief Strategy Officer and Executive Vice President Corporate Development, primarily focused on corporate strategy, strategic partnerships, merger and acquisition execution and integration, as well as other global corporate development initiatives.

Mr. Ennis continued, “Brian’s contributions have been invaluable to Amplify, particularly as we transitioned from a private to public company and completed strategic brand acquisitions to build our leading international product portfolio. We look forward to Brian transitioning into this important new strategic role, where his deep financial expertise and operational track record has prepared him to help us accelerate the execution of our strategic plan.”

Mr. Christenson joins Amplify from DanoneWave where he most recently served as Chief Financial Officer of WhiteWave, with responsibility for all public company financial and accounting aspects. He previously served as Chief Financial Officer, America Foods and Beverages and Senior Vice President of WhiteWave. While at WhiteWave, he was integral in driving sustained growth in the business, including the acquisition and integration of six companies, selling the company to Danone, generating continued profit improvements, and leading the development and strengthening of its finance, accounting and IT functions. Prior to joining WhiteWave, Mr. Christenson was Chief Financial Officer and Vice President of Oberto Brands from 2011 to June 2013 where he worked with Mr. Ennis and was responsible for the finance, accounting, IT, procurement and risk management functions. Before that he spent 14 years at Kraft Foods in several financial leadership roles of expanding responsibility across several business units and functions as well as a number of corporate roles. He spent the first seven years of his career in public accounting. Mr. Christenson holds a Master of Business Administration in Finance from Northeastern University and Bachelor of Science in Accounting from Providence College.

Mr. Shiesley also joins Amplify from DanoneWave where he held several positions including most recently as President of Vega® and the Performance Nutrition Division. He led the integration of Vega Nutritionals, one of WhiteWave’s most important acquisitions, in the U.S. and Canada, doubling topline sales and profit since the acquisition, built new capabilities in Innovation, Sales, Operations and IT to scale the business, and enabled the first global expansion of the brand with the launch of Vega in the United Kingdom. Prior to Vega®, Mr. Shiesley also served as President of Plant-Based Foods and Beverages, Yogurt and Canada at DanoneWave. Under his leadership the Plant-Based Division more than doubled in size to a $1 billion business platform driven by the transformation of the Silk® brand from what was formerly a soymilk business into a broader plant-based nutrition platform with the launch of Almond and Coconut Milks, expansion into yogurts and other non dairy category adjacencies, in addition to successfully integrating the So Delicious® brand into the Plant-Based business platform. Prior to DanoneWave, he spent 17 years at S.C. Johnson in various International, Innovation and Brand Management roles leading their portfolio of leading brands across several categories. Mr. Shiesley holds a Bachelor of Science in Business Management and Finance from Cornell University.

About Amplify Snack Brands, Inc.

Headquartered in Austin, Texas, Amplify Snack Brands is a high growth snack food company focused on developing and marketing products that appeal to consumers’ growing preference for Better-For-You (BFY) snacks. Our brands SkinnyPop®, Tyrrells®, Paqui®, Oatmega®, Lisa’s® Chips, The Wholesome Food CompanyTM, and Thomas ChipmanTM embody our BFY mission of “snacking without compromise” and have amassed a loyal customer base across a wide range of food distribution channels in the United States, United Kingdom, Canada, Europe and Australia. For additional information, please visit: http://amplifysnackbrands.com.

Forward-Looking Statements

This press release contains certain forward-looking statements regarding our company and our business. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may”, “will”, “should”, “expects”, “plans”, “anticipates”, “could”, “intends”, “target”, “projects”, “contemplates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The important factors that could cause actual results to differ materially from those in any forward-looking statements include, but are not limited to, the following: (i) changes in consumer preferences and discretionary spending may have a material adverse effect on our brand loyalty, net sales, results of operations and financial condition, (ii) we rely on sales to a limited number of distributors and retailers for the substantial majority of our net sales, and the loss of one or more such distributors or retailers may harm our business, (iii) sales of a limited number of SkinnyPop products and flavors contributed all of our historical profitability and cash flow and a reduction in the sale of our SkinnyPop products would have a material adverse effect on our ability to remain profitable and achieve future growth, and (iv) our ability to successfully integrate the Tyrrells business and our other recent acquisitions with our existing operations.

Further information on these and other factors that could affect our company and our business and the forward-looking statements in this press release are included in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission (“SEC”) and in other filings we will make with the SEC from time to time, particularly under the caption Risk Factors.

You should not place undue reliance upon forward-looking statements as predictions of future events. Amplify has based the forward-looking statements contained in this press release on its current expectations and projections about future events and trends that it believes may affect its business, financial condition, results of operations and prospects. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Amplify undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Investors

Amplify Snack Brands, Inc.

Josh Gittler, 512-640-8377

jgittler@amplifysnacks.com

or

ICR

Katie Turner, 646-277-1228

katie.turner@icrinc.com